Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 16, 2026. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

ACQUISITION OF FIRSTBANK HOLDING COMPANY
On January 5, 2026, PNC completed its acquisition of FirstBank Holding Company, including its banking subsidiary FirstBank. As of close, FirstBank had $26 billion of assets, $16 billion of loans and $23 billion of deposits. Effective January 5, 2026, FirstBank’s financial results are included in PNC’s consolidated operations and will be reported in PNC’s first quarter 2026 results.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended										Year ended
	December 31		September 30		June 30		March 31		December 31		December 31		December 31
In millions, except per share data	2025		2025		2025		2025		2024		2025		2024
Interest Income
Loans	$4,640		$4,751		$4,609		$4,472		$4,731		$18,472		$19,346
Investment securities	1,188		1,211		1,151		1,124		1,142		4,674		4,123
Other	552		565		510		534		621		2,161		2,915
Total interest income	6,380		6,527		6,270		6,130		6,494		25,307		26,384
Interest Expense
Deposits	1,864		1,980		1,845		1,808		2,010		7,497		8,401
Borrowed funds	785		899		870		846		961		3,400		4,484
Total interest expense	2,649		2,879		2,715		2,654		2,971		10,897		12,885
Net interest income	3,731		3,648		3,555		3,476		3,523		14,410		13,499
Noninterest Income
Asset management and brokerage	411		404		391		391		374		1,597		1,485
Capital markets and advisory	489		432		321		306		348		1,548		1,250
Card and cash management	733		737		737		692		695		2,899		2,770
Lending and deposit services	342		335		317		316		330		1,310		1,259
Residential and commercial mortgage	148		161		128		134		122		571		581
Other income
Gain on Visa shares exchange program	—		—		—		—		—		—		754
Securities gains (losses)	(7)		—		—		(2)		(2)		(9)		(500)
Other (a)	224		198		212		139		177		773		457
Total other income	217		198		212		137		175		764		711
Total noninterest income	2,340		2,267		2,106		1,976		2,044		8,689		8,056
Total revenue	6,071		5,915		5,661		5,452		5,567		23,099		21,555
Provision For Credit Losses	139		167		254		219		156		779		789
Noninterest Expense
Personnel	2,033		1,970		1,889		1,890		1,857		7,782		7,302
Occupancy	247		235		235		245		240		962		954
Equipment	412		416		394		384		473		1,606		1,527
Marketing	101		93		99		85		112		378		362
Other	810		747		766		783		824		3,106		3,379
Total noninterest expense	3,603		3,461		3,383		3,387		3,506		13,834		13,524
Income before income taxes and noncontrolling interests	2,329		2,287		2,024		1,846		1,905		8,486		7,242
Income taxes	296		465		381		347		278		1,489		1,289
Net income	2,033		1,822		1,643		1,499		1,627		6,997		5,953
Less: Net income attributable to noncontrolling interests	13		14		16		18		17		61		64
Preferred stock dividends (b)	83		71		83		71		94		308		352
Preferred stock discount accretion and redemptions	3		2		2		2		2		9		8
Net income attributable to common shareholders	$1,934		$1,735		$1,542		$1,408		$1,514		$6,619		$5,529
Earnings Per Common Share
Basic	$4.88		$4.36		$3.86		$3.52		$3.77		$16.60		$13.76
Diluted	$4.88		$4.35		$3.85		$3.51		$3.77		$16.59		$13.74
Average Common Shares Outstanding
Basic	394		396		397		398		399		396		399
Diluted	394		396		397		398		399		396		400
Efficiency	59%	%	59%	%	60%	%	62%	%	63%	%	60%	%	63%	%
Noninterest income to total revenue	39%	%	38%	%	37%	%	36%	%	37%	%	38%	%	37%	%
Effective tax rate (c)	12.7%	%	20.3%	%	18.8%	%	18.8%	%	14.6%	%	17.5%	%	17.8%	%
(a)Includes Visa derivative fair value adjustments of $(41) million, $(35) million, $2 million, $(40) million and $(23) million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 and $(114) million and $(274) million for the twelve months ended December 31, 2025 and December 31, 2024, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2025	2025	2025	2025	2024
Assets
Cash and due from banks	$6,777	$5,553	$5,939	$6,102	$6,904
Interest-earning deposits with banks (a)	32,936	33,318	24,455	32,298	39,347
Loans held for sale (b)	1,939	1,104	1,837	1,236	850
Investment securities – available-for-sale	68,135	68,297	67,136	63,318	62,039
Investment securities – held-to-maturity	70,105	73,226	75,212	74,457	77,693
Loans (b)	331,481	326,616	326,340	318,850	316,467
Allowance for loan and lease losses	(4,410)	(4,478)	(4,523)	(4,544)	(4,486)
Net loans	327,071	322,138	321,817	314,306	311,981
Equity investments	10,790	9,972	9,755	9,448	9,600
Mortgage servicing rights	3,659	3,627	3,467	3,564	3,711
Goodwill	10,959	10,962	10,932	10,932	10,932
Other (b)	41,201	40,570	38,557	39,061	36,981
Total assets	$573,572	$568,767	$559,107	$554,722	$560,038
Liabilities
Deposits
Noninterest-bearing	$91,748	$91,207	$93,253	$92,369	$92,641
Interest-bearing (b)	349,118	341,542	333,443	330,546	334,097
Total deposits	440,866	432,749	426,696	422,915	426,738
Borrowed funds
Federal Home Loan Bank advances	13,000	16,100	18,000	18,000	22,000
Senior debt	38,642	38,695	35,750	34,987	32,497
Subordinated debt	3,016	3,512	3,490	4,163	4,104
Other (b)	2,443	4,037	3,184	3,572	3,072
Total borrowed funds	57,101	62,344	60,424	60,722	61,673
Allowance for unfunded lending related commitments	818	775	759	674	719
Accrued expenses and other liabilities (b)	14,151	13,861	13,573	13,960	16,439
Total liabilities	512,936	509,729	501,452	498,271	505,569
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,497,966; 543,412,079; 543,412,101; 543,310,646 and 543,310,646 shares	2,717	2,717	2,717	2,717	2,717
Capital surplus	18,922	18,859	18,809	18,731	18,710
Retained earnings	63,266	62,008	60,951	60,051	59,282
Accumulated other comprehensive income (loss)	(3,408)	(4,077)	(4,682)	(5,237)	(6,565)
Common stock held in treasury at cost: 153,084,091; 151,030,533; 149,426,326; 147,519,772 and 147,373,633 shares	(20,912)	(20,517)	(20,188)	(19,857)	(19,719)
Total shareholders’ equity	60,585	58,990	57,607	56,405	54,425
Noncontrolling interests	51	48	48	46	44
Total equity	60,636	59,038	57,655	56,451	54,469
Total liabilities and equity	$573,572	$568,767	$559,107	$554,722	$560,038
(a)Amounts include balances held with the Federal Reserve Bank of $32.0 billion, $32.7 billion, $23.9 billion, $31.9 billion and $39.0 billion as of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2025 Form 10-Qs included, and our 2025 Form 10-K will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2025	2025	2025	2025	2024	2025	2024
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$33,564	$34,752	$34,567	$33,793	$32,865	$34,170	$31,535
U.S. Treasury and government agencies	28,119	26,799	25,372	24,382	23,086	26,180	16,010
Other	8,202	8,293	7,818	7,505	7,656	7,957	7,291
Total securities available-for-sale	69,885	69,844	67,757	65,680	63,607	68,307	54,836
Securities held-to-maturity
Residential mortgage-backed	42,925	42,667	40,440	40,045	40,833	41,530	41,846
U.S. Treasury and government agencies	23,426	25,540	26,900	28,931	31,049	26,182	34,360
Other	5,983	6,384	6,838	7,525	8,374	6,678	9,700
Total securities held-to-maturity	72,334	74,591	74,178	76,501	80,256	74,390	85,906
Total investment securities	142,219	144,435	141,935	142,181	143,863	142,697	140,742
Loans
Commercial and industrial	191,735	189,033	184,725	177,333	177,433	185,786	177,210
Commercial real estate	30,173	30,850	31,838	33,067	34,476	31,473	35,241
Equipment lease financing	6,991	6,870	6,801	6,692	6,737	6,841	6,557
Consumer	54,884	54,238	53,851	53,421	53,735	54,103	53,678
Residential real estate	44,146	44,941	45,539	46,111	46,677	45,178	47,108
Total loans	327,929	325,932	322,754	316,624	319,058	323,381	319,794
Interest-earning deposits with banks (c)	32,009	35,003	31,570	34,614	37,929	33,360	43,145
Other interest-earning assets	18,618	12,759	11,348	10,147	10,337	13,245	9,135
Total interest-earning assets	520,775	518,129	507,607	503,566	511,187	512,683	512,816
Noninterest-earning assets	55,071	53,404	54,079	52,811	52,911	53,785	52,067
Total assets	$575,846	$571,533	$561,686	$556,377	$564,098	$566,468	$564,883
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$78,742	$75,890	$70,909	$73,063	$73,219	$74,670	$70,331
Demand	132,591	128,962	126,222	125,046	124,294	128,230	122,095
Savings	97,188	96,627	97,028	97,409	95,957	97,061	96,708
Time deposits	36,180	37,593	35,674	32,763	35,656	35,568	35,301
Total interest-bearing deposits	344,701	339,072	329,833	328,281	329,126	335,529	324,435
Borrowed funds
Federal Home Loan Bank advances	14,671	17,615	18,319	19,703	24,014	17,563	32,345
Senior debt	38,623	38,012	36,142	34,933	32,572	36,941	30,751
Subordinated debt	3,299	3,616	3,686	4,320	4,324	3,727	4,574
Other	3,722	7,070	7,146	5,549	6,259	5,870	6,391
Total borrowed funds	60,315	66,313	65,293	64,505	67,169	64,101	74,061
Total interest-bearing liabilities	405,016	405,385	395,126	392,786	396,295	399,630	398,496
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	94,834	92,756	93,142	92,367	96,136	93,283	96,772
Accrued expenses and other liabilities	16,646	15,624	16,942	16,214	17,068	16,451	17,004
Equity	59,350	57,768	56,476	55,010	54,599	57,104	52,611
Total liabilities and equity	$575,846	$571,533	$561,686	$556,377	$564,098	$566,468	$564,883
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets).
(c)Amounts include average balances held with the Federal Reserve Bank of $31.3 billion, $34.2 billion, $30.8 billion, $34.2 billion and $37.5 billion for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 and $32.6 billion and $42.7 billion for the twelve months ended December 31, 2025 and December 31, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended										Year ended
	December 31		September 30		June 30		March 31		December 31		December 31		December 31
	2025		2025		2025		2025		2024		2025		2024
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.80%	%	3.82%	%	3.76%	%	3.68%	%	3.60%	%	3.77%	%	3.30%	%
U.S. Treasury and government agencies	4.29%	%	4.58%	%	4.55%	%	4.50%	%	4.75%	%	4.49%	%	4.62%	%
Other	3.97%	%	3.91%	%	3.69%	%	3.65%	%	3.79%	%	3.81%	%	3.68%	%
Total securities available-for-sale	4.02%	%	4.12%	%	4.05%	%	3.98%	%	4.04%	%	4.05%	%	3.73%	%
Securities held-to-maturity
Residential mortgage-backed	3.13%	%	3.07%	%	2.90%	%	2.84%	%	2.83%	%	2.99%	%	2.80%	%
U.S. Treasury and government agencies	1.50%	%	1.51%	%	1.53%	%	1.49%	%	1.46%	%	1.51%	%	1.35%	%
Other	4.28%	%	4.35%	%	4.34%	%	4.39%	%	4.60%	%	4.34%	%	4.74%	%
Total securities held-to-maturity	2.70%	%	2.65%	%	2.54%	%	2.48%	%	2.48%	%	2.59%	%	2.44%	%
Total investment securities	3.35%	%	3.36%	%	3.26%	%	3.17%	%	3.17%	%	3.29%	%	2.94%	%
Loans
Commercial and industrial	5.56%	%	5.81%	%	5.74%	%	5.74%	%	5.94%	%	5.79%	%	6.26%	%
Commercial real estate	5.92%	%	6.06%	%	6.01%	%	5.94%	%	6.24%	%	6.06%	%	6.67%	%
Equipment lease financing	5.18%	%	5.14%	%	4.99%	%	5.05%	%	5.43%	%	5.09%	%	5.43%	%
Consumer	7.09%	%	7.18%	%	7.11%	%	7.14%	%	7.29%	%	7.13%	%	7.29%	%
Residential real estate	3.74%	%	3.75%	%	3.76%	%	3.78%	%	3.75%	%	3.76%	%	3.71%	%
Total loans	5.60%	%	5.76%	%	5.70%	%	5.70%	%	5.87%	%	5.74%	%	6.08%	%
Interest-earning deposits with banks	3.92%	%	4.34%	%	4.38%	%	4.42%	%	4.86%	%	4.31%	%	5.34%	%
Other interest-earning assets	4.95%	%	5.51%	%	5.66%	%	6.02%	%	6.17%	%	5.45%	%	6.70%	%
Total yield on interest-earning assets	4.86%	%	4.99%	%	4.93%	%	4.90%	%	5.04%	%	4.96%	%	5.17%	%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.77%	%	3.07%	%	3.01%	%	2.99%	%	3.18%	%	2.96%	%	3.40%	%
Demand	1.78%	%	1.96%	%	1.89%	%	1.87%	%	2.05%	%	1.87%	%	2.22%	%
Savings	1.62%	%	1.68%	%	1.63%	%	1.64%	%	1.70%	%	1.64%	%	1.81%	%
Time deposits	3.53%	%	3.67%	%	3.64%	%	3.69%	%	4.15%	%	3.64%	%	4.41%	%
Total interest-bearing deposits	2.14%	%	2.32%	%	2.24%	%	2.23%	%	2.43%	%	2.23%	%	2.59%	%
Borrowed funds
Federal Home Loan Bank advances	4.41%	%	4.73%	%	4.74%	%	4.73%	%	5.06%	%	4.73%	%	5.63%	%
Senior debt	5.55%	%	5.85%	%	5.77%	%	5.64%	%	6.12%	%	5.70%	%	6.58%	%
Subordinated debt	5.52%	%	5.81%	%	5.69%	%	5.54%	%	6.10%	%	5.66%	%	6.56%	%
Other	4.02%	%	4.19%	%	4.24%	%	4.38%	%	4.70%	%	4.28%	%	5.34%	%
Total borrowed funds	5.18%	%	5.38%	%	5.31%	%	5.25%	%	5.61%	%	5.30%	%	6.05%	%
Total rate on interest-bearing liabilities	2.59%	%	2.81%	%	2.74%	%	2.72%	%	2.95%	%	2.73%	%	3.23%	%
Interest rate spread	2.27%	%	2.18%	%	2.19%	%	2.18%	%	2.09%	%	2.23%	%	1.94%	%
Benefit from use of noninterest-bearing sources (b)	0.57%	%	0.61%	%	0.61%	%	0.60%	%	0.66%	%	0.60%	%	0.72%	%
Net interest margin	2.84%	%	2.79%	%	2.80%	%	2.78%	%	2.75%	%	2.83%	%	2.66%	%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 were $31 million, $30 million, $28 million, $28 million and $30 million, respectively. The taxable-equivalent adjustments to net interest income for the twelve months ended December 31, 2025 and December 31, 2024 were $117 million and $131 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2025	2025	2025	2025	2024
Commercial
Commercial and industrial
Financial services	$36,993	$33,347	$31,815	$29,335	$27,737
Manufacturing	29,769	30,256	31,135	28,934	27,700
Service providers	24,159	23,830	23,071	22,943	21,881
Wholesale trade	19,263	19,350	19,460	19,176	18,399
Real estate related (a)	14,919	15,059	14,873	15,041	14,910
Technology, media and telecommunications	12,029	11,368	11,079	9,998	9,767
Retail trade	12,020	12,358	12,923	11,941	11,611
Health care	8,845	9,571	9,590	9,903	9,694
Transportation and warehousing	8,610	7,492	7,164	7,147	7,320
Other industries	29,116	27,565	27,720	26,119	26,771
Total commercial and industrial	195,723	190,196	188,830	180,537	175,790
Commercial real estate	29,565	30,281	31,250	32,307	33,619
Equipment lease financing	7,175	6,898	6,928	6,732	6,755
Total commercial	232,463	227,375	227,008	219,576	216,164
Consumer
Residential real estate	43,760	44,637	45,257	45,890	46,415
Home equity	25,941	25,942	25,928	25,846	25,991
Automobile	16,591	16,272	15,892	15,324	15,355
Credit card	7,014	6,636	6,570	6,550	6,879
Education	1,468	1,521	1,547	1,597	1,636
Other consumer	4,244	4,233	4,138	4,067	4,027
Total consumer	99,018	99,241	99,332	99,274	100,303
Total loans	$331,481	$326,616	$326,340	$318,850	$316,467
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended										Year ended
	December 31		September 30		June 30		March 31		December 31		December 31		December 31
Dollars in millions	2025		2025		2025		2025		2024		2025		2024
Allowance for loan and lease losses
Beginning balance	$4,478		$4,523		$4,544		$4,486		$4,589		$4,486		$4,791
Gross charge-offs:
Commercial and industrial	(78)		(92)		(89)		(103)		(78)		(362)		(328)
Commercial real estate	(15)		(19)		(64)		(18)		(87)		(116)		(358)
Equipment lease financing	(7)		(5)		(10)		(10)		(9)		(32)		(34)
Residential real estate	—		(6)		—		(2)		(1)		(8)		(3)
Home equity	(7)		(10)		(9)		(9)		(9)		(35)		(36)
Automobile	(33)		(32)		(30)		(35)		(33)		(130)		(131)
Credit card	(73)		(76)		(81)		(90)		(87)		(320)		(355)
Education	(4)		(3)		(4)		(5)		(6)		(16)		(19)
Other consumer	(39)		(41)		(37)		(40)		(44)		(157)		(171)
Total gross charge-offs	(256)		(284)		(324)		(312)		(354)		(1,176)		(1,435)
Recoveries:
Commercial and industrial	28		32		48		35		39		143		119
Commercial real estate	3		6		8		5		2		22		13
Equipment lease financing	5		6		5		7		5		23		17
Residential real estate	3		3		3		2		2		11		10
Home equity	8		7		12		8		11		35		42
Automobile	22		25		24		23		23		94		97
Credit card	15		17		15		15		13		62		55
Education	2		—		2		2		1		6		6
Other consumer	8		9		9		10		8		36		35
Total recoveries	94		105		126		107		104		432		394
Net (charge-offs) / recoveries:
Commercial and industrial	(50)		(60)		(41)		(68)		(39)		(219)		(209)
Commercial real estate	(12)		(13)		(56)		(13)		(85)		(94)		(345)
Equipment lease financing	(2)		1		(5)		(3)		(4)		(9)		(17)
Residential real estate	3		(3)		3		—		1		3		7
Home equity	1		(3)		3		(1)		2		—		6
Automobile	(11)		(7)		(6)		(12)		(10)		(36)		(34)
Credit card	(58)		(59)		(66)		(75)		(74)		(258)		(300)
Education	(2)		(3)		(2)		(3)		(5)		(10)		(13)
Other consumer	(31)		(32)		(28)		(30)		(36)		(121)		(136)
Total net (charge-offs)	(162)		(179)		(198)		(205)		(250)		(744)		(1,041)
Provision for credit losses (a)	93		136		171		260		155		660		741
Other	1		(2)		6		3		(8)		8		(5)
Ending balance	$4,410		$4,478		$4,523		$4,544		$4,486		$4,410		$4,486
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(64)		$(72)		$(102)		$(84)		$(128)		$(322)		$(571)
Consumer net charge-offs	(98)		(107)		(96)		(121)		(122)		(422)		(470)
Total net charge-offs	$(162)		$(179)		$(198)		$(205)		$(250)		$(744)		$(1,041)
Net charge-offs to average loans (b)	0.20%	%	0.22%	%	0.25%	%	0.26%	%	0.31%	%	0.23%	%	0.33%	%
Commercial	0.11%	%	0.13%	%	0.18%	%	0.16%	%	0.23%	%	0.14%	%	0.26%	%
Consumer	0.39%	%	0.43%	%	0.39%	%	0.49%	%	0.48%	%	0.43%	%	0.47%	%
(a)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.
(b)Three month period percentages are annualized.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2025	2025	2025	2025	2024	2025	2024
Provision for credit losses
Loans and leases	$93	$136	$171	$260	$155	$660	$741
Unfunded lending related commitments	43	16	84	(46)	(5)	97	56
Investment securities	—	(1)	(1)	3	—	1	(10)
Other financial assets	3	16	—	2	6	21	2
Total provision for credit losses	$139	$167	$254	$219	$156	$779	$789

Table 8: Allowance for Credit Losses by Loan Class (a)

	December 31, 2025				September 30, 2025				December 31, 2024
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans		Allowance Amount	Total Loans	% of Total Loans		Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,947	$195,723	0.99%	%	$1,951	$190,196	1.03%	%	$1,605	$175,790	0.91%	%
Commercial real estate	1,057	29,565	3.58%	%	1,142	30,281	3.77%	%	1,483	33,619	4.41%	%
Equipment lease financing	85	7,175	1.18%	%	85	6,898	1.23%	%	60	6,755	0.89%	%
Total commercial	3,089	232,463	1.33%	%	3,178	227,375	1.40%	%	3,148	216,164	1.46%	%
Consumer
Residential real estate	44	43,760	0.10%	%	50	44,637	0.11%	%	37	46,415	0.08%	%
Home equity	271	25,941	1.04%	%	285	25,942	1.10%	%	266	25,991	1.02%	%
Automobile	158	16,591	0.95%	%	153	16,272	0.94%	%	160	15,355	1.04%	%
Credit card	632	7,014	9.01%	%	596	6,636	8.98%	%	664	6,879	9.65%	%
Education	42	1,468	2.86%	%	43	1,521	2.83%	%	48	1,636	2.93%	%
Other consumer	174	4,244	4.10%	%	173	4,233	4.09%	%	163	4,027	4.05%	%
Total consumer	1,321	99,018	1.33%	%	1,300	99,241	1.31%	%	1,338	100,303	1.33%	%
Total	4,410	$331,481	1.33%	%	4,478	$326,616	1.37%	%	4,486	$316,467	1.42%	%
Allowance for unfunded lending related commitments	818				775				719
Allowance for credit losses	$5,228				$5,253				$5,205

Supplemental Information
Allowance for credit losses to total loans			1.58%	%			1.61%	%			1.64%	%
Commercial			1.62%	%			1.68%	%			1.72%	%
Consumer			1.47%	%			1.45%	%			1.47%	%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $99 million, $101 million and $114 million at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	December 31		September 30		June 30		March 31		December 31
Dollars in millions	2025		2025		2025		2025		2024
Nonperforming loans
Commercial
Commercial and industrial
Retail trade	$194		$36		$63		$121		$18
Wholesale trade	160		95		17		15		43
Service providers	111		115		124		140		187
Manufacturing	97		74		71		96		30
Health care	47		45		53		76		73
Transportation and warehousing	43		47		47		44		47
Technology, media and telecommunications	27		83		31		52		73
Real estate related (a)	23		17		21		22		24
Other industries	44		71		35		30		33
Total commercial and industrial	746		583		462		596		528
Commercial real estate	574		663		753		851		919
Equipment lease financing	38		36		36		20		15
Total commercial	1,358		1,282		1,251		1,467		1,462
Consumer (b)
Residential real estate	320		326		325		287		278
Home equity	439		431		436		437		482
Automobile	83		82		80		83		86
Credit card	13		13		13		15		15
Other consumer	5		3		3		3		3
Total consumer	860		855		857		825		864
Total nonperforming loans (c)	2,218		2,137		2,108		2,292		2,326
OREO, foreclosed and other assets (d)	143		162		33		32		31
Total nonperforming assets	$2,361		$2,299		$2,141		$2,324		$2,357
Nonperforming loans to total loans	0.67%	%	0.65%	%	0.65%	%	0.72%	%	0.73%	%
Nonperforming assets to total loans, OREO, foreclosed and other assets (d)	0.71%	%	0.70%	%	0.66%	%	0.73%	%	0.74%	%
Nonperforming assets to total assets	0.41%	%	0.40%	%	0.38%	%	0.42%	%	0.42%	%
Allowance for loan and lease losses to nonperforming loans	199%	%	210%	%	215%	%	198%	%	193%	%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.
(d)Amounts include nonaccrual servicing advances primarily to single asset/single borrower trusts with commercial real estate as collateral totaling $105 million and $127 million at December 31, 2025 and September 30, 2025, respectively.

Table 10: Change in Nonperforming Assets

	Three months ended
	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2025	2025	2025	2025	2024
Beginning balance	$2,299	$2,141	$2,324	$2,357	$2,609
New nonperforming assets	569	653	367	477	397
Charge-offs and valuation adjustments	(91)	(103)	(149)	(135)	(174)
Principal activity, including paydowns and payoffs	(248)	(299)	(312)	(156)	(401)
Asset sales and transfers to loans held for sale	(33)	(13)	(5)	(77)	(15)
Returned to performing status	(135)	(80)	(84)	(142)	(59)
Ending balance	$2,361	$2,299	$2,141	$2,324	$2,357

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2025	2025	2025	2025	2024
Commercial
Commercial and industrial	$137	$147	$118	$216	$159
Commercial real estate	14	9	43	6	25
Equipment lease financing	45	14	15	41	41
Total commercial	196	170	176	263	225
Consumer
Residential real estate
Non government insured	170	166	169	208	161
Government insured	73	79	78	79	73
Home equity	70	73	62	71	71
Automobile	74	70	74	73	83
Credit card	45	45	42	45	49
Education
Non government insured	5	6	4	5	5
Government insured	17	18	18	20	20
Other consumer	10	8	12	10	10
Total consumer	464	465	459	511	472
Total	$660	$635	$635	$774	$697
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.20% %	0.19% %	0.19% %	0.24% %	0.22% %
Commercial	0.08% %	0.07% %	0.08% %	0.12% %	0.10% %
Consumer	0.47% %	0.47% %	0.46% %	0.51% %	0.47% %
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2025	2025	2025	2025	2024
Commercial
Commercial and industrial	$94	$60	$91	$34	$43
Commercial real estate	98	—	6	—	18
Equipment lease financing	9	7	10	11	12
Total commercial	201	67	107	45	73
Consumer
Residential real estate
Non government insured	57	48	52	93	58
Government insured	44	39	39	39	48
Home equity	30	27	28	28	26
Automobile	18	17	19	19	22
Credit card	32	31	32	33	38
Education
Non government insured	2	3	3	3	2
Government insured	12	12	11	11	13
Other consumer	7	7	6	7	8
Total consumer	202	184	190	233	215
Total	$403	$251	$297	$278	$288
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.12% %	0.08% %	0.09% %	0.09% %	0.09% %
Commercial	0.09% %	0.03% %	0.05% %	0.02% %	0.03% %
Consumer	0.20% %	0.19% %	0.19% %	0.23% %	0.21% %
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2025	2025	2025	2025	2024
Commercial
Commercial and industrial	$57	$71	$79	$75	$72
Commercial real estate	—	1	—	—	—
Total commercial	57	72	79	75	72
Consumer
Residential real estate
Non government insured	46	38	53	53	56
Government insured	163	126	129	130	132
Automobile	5	4	5	7	9
Credit card	65	63	64	71	81
Education
Non government insured	2	1	2	2	2
Government insured	35	35	32	34	37
Other consumer	7	8	7	7	8
Total consumer	323	275	292	304	325
Total	$380	$347	$371	$379	$397
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.11% %	0.11% %	0.11% %	0.12% %	0.13% %
Commercial	0.02% %	0.03% %	0.03% %	0.03% %	0.03% %
Consumer	0.33% %	0.28% %	0.29% %	0.31% %	0.32% %
Total accruing loans past due	$1,443	$1,233	$1,303	$1,431	$1,382
Commercial	$454	$309	$362	$383	$370
Consumer	$989	$924	$941	$1,048	$1,012
Total accruing loans past due to total loans	0.44% %	0.38% %	0.40% %	0.45% %	0.44% %
Commercial	0.20% %	0.14% %	0.16% %	0.17% %	0.17% %
Consumer	1.00% %	0.93% %	0.95% %	1.06% %	1.01% %
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management Group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2025	2025	2025	2025	2024
Full-time employees
Retail Banking	26,168	26,126	26,291	27,108	27,513
Other full-time employees	27,691	27,397	26,884	26,360	26,173
Total full-time employees	53,859	53,523	53,175	53,468	53,686
Part-time employees
Retail Banking	1,427	1,367	1,465	1,460	1,451
Other part-time employees	47	48	407	48	47
Total part-time employees	1,474	1,415	1,872	1,508	1,498
Total	55,333	54,938	55,047	54,976	55,184

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2025	2025	2025	2025	2024	2025	2024
Net Income
Retail Banking (b)	$1,241	$1,324	$1,359	$1,121	$1,083	$5,045	$5,063
Corporate & Institutional Banking	1,514	1,459	1,229	1,244	1,365	5,446	4,729
Asset Management Group (b)	121	117	129	105	95	472	376
Other (b)	(856)	(1,092)	(1,090)	(989)	(933)	(4,027)	(4,279)
Net income excluding noncontrolling interests	$2,020	$1,808	$1,627	$1,481	$1,610	$6,936	$5,889

Revenue
Retail Banking (b)	$3,759	$3,806	$3,756	$3,542	$3,542	$14,863	$14,547
Corporate & Institutional Banking	3,066	2,909	2,720	2,630	2,755	11,325	10,339
Asset Management Group (b)	440	430	423	417	403	1,710	1,562
Other (b)	(1,194)	(1,230)	(1,238)	(1,137)	(1,133)	(4,799)	(4,893)
Total revenue	$6,071	$5,915	$5,661	$5,452	$5,567	$23,099	$21,555
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.
(b)See the Retail Banking and Asset Management Group tables that follow for details on reclassifications made during the second quarter of 2025 that impact both Net Income and Revenue. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended												Year ended
	December 31		September 30			June 30			March 31		December 31		December 31		December 31
Dollars in millions	2025		2025			2025			2025		2024		2025		2024
Income Statement
Net interest income (b)(c)	$2,989		$3,016			$2,974			$2,836		$2,834		$11,815		$10,965
Noninterest income	770		790			782			706		708		3,048		3,582
Total revenue (b)(c)	3,759		3,806			3,756			3,542		3,542		14,863		14,547
Provision for credit losses	155		126			83			168		106		532		362
Noninterest expense (d)
Personnel	535		529			539			538		536		2,141		2,149
Segment allocations (e)	1,020		979			978			967		977		3,944		3,774
Depreciation and amortization	95		97			87			86		72		365		300
Other (f)	327		336			286			311		425		1,260		1,307
Total noninterest expense	1,977		1,941			1,890			1,902		2,010		7,710		7,530
Pre-tax earnings (b)(c)	1,627		1,739			1,783			1,472		1,426		6,621		6,655
Income taxes (b)(c)	379		406			414			342		332		1,541		1,553
Noncontrolling interests	7		9			10			9		11		35		39
Earnings (b)(c)	$1,241		$1,324		752	$1,359		322	$1,121		$1,083		$5,045		$5,063
Average Balance Sheet
Loans held for sale	$699		$785			$874			$860		$873		$804		$746
Loans (b)
Consumer
Residential real estate	$33,336		$34,043			$34,647			$35,197		$35,658		$34,299		$36,099
Home equity	24,559		24,551			24,551			24,549		24,604		24,551		24,587
Automobile	16,403		16,035			15,738			15,240		15,213		15,858		14,960
Credit card	6,754		6,561			6,483			6,568		6,779		6,592		6,838
Education	1,505		1,545			1,586			1,637		1,674		1,568		1,787
Other consumer	1,815		1,789			1,756			1,754		1,776		1,780		1,763
Total consumer	84,372		84,524			84,761			84,945		85,704		84,648		86,034
Commercial	12,603		12,353			12,725			12,841		12,927		12,629		12,781
Total loans	$96,975		$96,877			$97,486			$97,786		$98,631		$97,277		$98,815
Total assets (b)	$113,714		$114,146			$114,061			$115,176		$117,175		$114,263		$116,842
Deposits (b)
Noninterest-bearing	$52,125		$52,604			$52,353			$51,307		$52,503		$52,101		$53,143
Interest-bearing (c)	191,941		190,652			191,190			189,563		187,011		190,841		186,740
Total deposits	$244,066		$243,256			$243,543			$240,870		$239,514		$242,942		$239,883
Performance Ratios (b)(c)
Return on average assets	4.33%	%	4.60%	%		4.78%	%		3.95%	%	3.67%	%	4.42%	%	4.33%	%
Noninterest income to total revenue	20%	%	21%	%		21%	%		20%	%	20%	%	21%	%	25%	%
Efficiency	53%	%	51%	%		50%	%		54%	%	57%	%	52%	%	52%	%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2025	2025	2025	2025	2024	2025	2024
Supplemental Noninterest Income Information
Asset management and brokerage	$155	$154	$150	$152	$135	$611	$552
Card and cash management	$328	$334	$328	$296	$308	$1,286	$1,263
Lending and deposit services	$199	$199	$190	$184	$191	$772	$744
Residential and commercial mortgage	$78	$89	$61	$65	$46	$293	$342
Other income - Gain on Visa shares exchange program	$—	$—	$—	$—	$—	$—	$754
Residential Mortgage Information
Residential mortgage servicing statistics (g)
Serviced portfolio balance (in billions) (h)	$198	$199	$189	$193	$197
MSR asset value (h)	$2,638	$2,622	$2,457	$2,523	$2,626
Servicing income:
Servicing fees, net (i)	$63	$60	$60	$71	$69	$254	$287
Mortgage servicing rights valuation net of economic hedge	$(5)	$18	$2	$(4)	$(28)	$11	$5
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.6	$1.5	$1.7	$1.0	$1.6	$5.8	$6.4
Loan sale margin percentage	1.88% %	1.67% %	0.91% %	0.58% %	1.26% %	1.32% %	1.76% %
Other Information
Credit-related statistics
Nonperforming assets (h)	$840	$827	$812	$804	$848
Net charge-offs - loans and leases	$116	$126	$120	$144	$152	$506	$570
Other statistics
Branches (h)(j)	2,224	2,219	2,218	2,217	2,234
Brokerage account client assets (in billions) (h)(k)	$91	$89	$87	$84	$84
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)During the second quarter of 2025, brokered time deposits, and the associated income statement impact, were reclassified from Retail Banking to other activities, reflecting their use for asset and liability management. Prior periods have been adjusted to conform with the current presentation.
(d)As a result of an organizational realignment, certain expenses were reclassified as corporate operations and were moved from Retail Banking to other activities during the second quarter of 2025. Prior periods have been adjusted to conform with the current presentation.
(e)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(f)Other is primarily comprised of other direct expenses including outside services and equipment expense. Amounts for the fourth quarter of 2024 also include asset impairments primarily related to technology investments.
(g)Represents mortgage loan servicing balances for third parties and the related income.
(h)Presented as of period end.
(i)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(j)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(k)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended										Year ended
	December 31		September 30		June 30		March 31		December 31		December 31		December 31
Dollars in millions	2025		2025		2025		2025		2024		2025		2024
Income Statement
Net interest income	$1,856		$1,777		$1,698		$1,652		$1,688		$6,983		$6,412
Noninterest income	1,210		1,132		1,022		978		1,067		4,342		3,927
Total revenue	3,066		2,909		2,720		2,630		2,755		11,325		10,339
Provision for credit losses	14		44		184		49		44		291		453
Noninterest expense
Personnel	472		403		370		376		401		1,621		1,508
Segment allocations (b)	422		387		381		383		386		1,573		1,497
Depreciation and amortization	55		46		49		51		51		201		202
Other (c)	158		140		150		146		143		594		557
Total noninterest expense	1,107		976		950		956		981		3,989		3,764
Pre-tax earnings	1,945		1,889		1,586		1,625		1,730		7,045		6,122
Income taxes	425		425		352		377		361		1,579		1,374
Noncontrolling interests	6		5		5		4		4		20		19
Earnings	$1,514		$1,459		$1,229		$1,244		$1,365		$5,446		$4,729
Average Balance Sheet
Loans held for sale	$632		$691		$775		$255		$832		$590		$384
Loans
Commercial
Commercial and industrial	$178,204		$175,615		$170,829		$163,379		$163,410		$172,058		$163,220
Commercial real estate	29,374		30,032		30,962		32,151		33,525		30,620		34,208
Equipment lease financing	6,991		6,869		6,801		6,692		6,737		6,839		6,556
Total commercial	214,569		212,516		208,592		202,222		203,672		209,517		203,984
Consumer	2		2		4		3		3		3		3
Total loans	$214,571		$212,518		$208,596		$202,225		$203,675		$209,520		$203,987
Total assets	$241,169		$238,338		$234,391		$227,069		$227,845		$235,289		$228,349
Deposits
Noninterest-bearing	$41,308		$38,732		$39,196		$39,501		$42,119		$39,686		$42,081
Interest-bearing	122,457		116,460		107,275		108,503		109,205		113,720		102,931
Total deposits	$163,765		$155,192		$146,471		$148,004		$151,324		$153,406		$145,012
Performance Ratios
Return on average assets	2.49%	%	2.43%	%	2.10%	%	2.22%	%	2.38%	%	2.31%	%	2.07%	%
Noninterest income to total revenue	39%	%	39%	%	38%	%	37%	%	39%	%	38%	%	38%	%
Efficiency	36%	%	34%	%	35%	%	36%	%	36%	%	35%	%	36%	%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2025	2025	2025	2025	2024	2025	2024
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,197	$1,120	$1,077	$1,049	$1,058	$4,443	$3,922
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$35	$22	$24	$26	$38	$107	$81
Commercial mortgage loan servicing income (f)	115	121	116	94	112	446	353
Commercial mortgage servicing rights valuation, net of economic hedge	37	47	36	39	39	159	147
Total	$187	$190	$176	$159	$189	$712	$581
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g)(h)	$294	$293	$295	$294	$290
MSR asset value (g)	$1,021	$1,006	$1,010	$1,041	$1,085
Average loans by C&IB business
Corporate Banking	$130,050	$126,994	$123,069	$117,659	$116,364	$124,484	$116,494
Real Estate	40,836	41,863	42,533	43,283	45,472	42,121	46,061
Business Credit	32,552	32,412	31,544	30,044	30,343	31,647	29,690
Commercial Banking	7,007	7,158	7,281	7,343	7,290	7,196	7,450
Other	4,126	4,091	4,169	3,896	4,206	4,072	4,292
Total average loans	$214,571	$212,518	$208,596	$202,225	$203,675	$209,520	$203,987
Credit-related statistics
Nonperforming assets (g)	$1,375	$1,323	$1,160	$1,372	$1,368
Net charge-offs - loans and leases	$49	$53	$83	$64	$100	$249	$484
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended										Year ended
	December 31		September 30		June 30		March 31		December 31		December 31		December 31
Dollars in millions, except as noted	2025		2025		2025		2025		2024		2025		2024
Income Statement
Net interest income (b)	$180		$176		$179		$174		$161		$709		$613
Noninterest income	260		254		244		243		242		1,001		949
Total revenue (b)	440		430		423		417		403		1,710		1,562
Provision for (recapture of) credit losses	(11)		4		(13)		1		2		(19)		(3)
Noninterest expense
Personnel	120		115		115		121		116		471		472
Segment allocations (c)	133		120		118		117		123		488		454
Depreciation and amortization	11		9		10		8		8		38		30
Other (d)	29		29		25		33		30		116		117
Total noninterest expense	293		273		268		279		277		1,113		1,073
Pre-tax earnings (b)	158		153		168		137		124		616		492
Income taxes (b)	37		36		39		32		29		144		116
Earnings (b)	$121		$117		$129		$105		$95		$472		$376
Average Balance Sheet
Loans (b)
Consumer
Residential real estate	$9,876		$9,937		$9,912		$9,907		$9,981		$9,908		$9,920
Other consumer	3,673		3,574		3,543		3,472		3,480		3,566		3,520
Total consumer	13,549		13,511		13,455		13,379		13,461		13,474		13,440
Commercial	566		659		731		657		668		653		761
Total loans	$14,115		$14,170		$14,186		$14,036		$14,129		$14,127		$14,201
Total assets (b)	$14,505		$14,575		$14,629		$14,482		$14,580		$14,548		$14,644
Deposits (b)
Noninterest-bearing	$1,387		$1,426		$1,585		$1,540		$1,539		$1,484		$1,560
Interest-bearing	25,564		25,437		25,327		26,106		25,669		25,607		25,832
Total deposits	$26,951		$26,863		$26,912		$27,646		$27,208		$27,091		$27,392
Performance Ratios (b)
Return on average assets	3.31%	%	3.18%	%	3.54%	%	2.94%	%	2.59%	%	3.24%	%	2.57%	%
Noninterest income to total revenue	59%	%	59%	%	58%	%	58%	%	60%	%	59%	%	61%	%
Efficiency	67%	%	63%	%	63%	%	67%	%	69%	%	65%	%	69%	%
Other Information
Nonperforming assets (e)	$52		$58		$63		$36		$28
Net charge-offs (recoveries) - loans and leases	$—		$2		$(1)		$—		$2		$1		$2
Client Assets Under Administration (in billions) (e)(f)
Discretionary client assets under management
PNC Private Bank	$138		$137		$131		$127		$129
Institutional Asset Management	96		91		86		83		82
Total discretionary clients assets under management	234		228		217		210		211
Nondiscretionary client assets under administration	238		212		204		201		210
Total	$472		$440		$421		$411		$421
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Presented as of period end.
(f)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity tier 1 capital.

Basel III common equity tier 1 capital ratio – Common equity tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III tier 1 capital – Common equity tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO, foreclosed and other assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.